                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

         Filed by the Registrant   |X|
         Filed by a Party other than the Registrant   |_|

Check the appropriate box:

         |_|    Preliminary Proxy Statement                       |_|     Confidential, For Use of the Commission
                                                                          Only (as permitted by  Rule 14a-6(e)(2))
         |X|    Definitive Proxy Statement
         |_|    Definitive Additional Materials
         |_|    Soliciting Material Under Rule 14a-12

                         SpeechWorks International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No Fee Required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                               [LOGO] SpeechWorks

                                                                 April 15, 2002

Dear Stockholder,

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders of SpeechWorks International, Inc. to be held at 10:00 a.m. on Thursday, May 23, 2002 at The Conference Center, One Financial Center, Boston, MA 02111.

   At the Annual Meeting, we will consider and vote upon the election of two Class II directors to the Board of Directors and amendments to increase the number of shares of common stock authorized for issuance under our 2000 Employee, Director and Consultant Stock Plan and 2000 Employee Stock Purchase Plan. The Board of Directors recommends the approval of these proposals.

   We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares of common stock are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the proxy card.

                                          Sincerely,

                                          /s/ Stuart R. Patterson
                                          Stuart R. Patterson
                                          Chief Executive Officer

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                        SPEECHWORKS INTERNATIONAL, INC.
                              695 Atlantic Avenue
                          Boston, Massachusetts 02111

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be Held May 23, 2002

                               -----------------

To the Stockholders of SpeechWorks International, Inc.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SpeechWorks International, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 23, 2002 at 10:00 a.m. at The Conference Center, One Financial Center, Boston, MA 02111, for the purpose of considering and voting upon the following matters:

      1. To elect two Class II directors to the Board of Directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

      2. To approve an amendment to the Company's 2000 Employee, Director and Consultant Stock Plan increasing from 5,000,000 to 7,000,000 the number of shares of common stock authorized for issuance under such plan;

      3. To approve an amendment to the Company's 2000 Employee Stock Purchase Plan increasing from 200,000 to 350,000 the number of shares of common stock authorized for issuance under such plan; and

      4. To transact such other business as may be properly brought before the Annual Meeting of Stockholders and any adjournments thereof.

   The Board of Directors has fixed the close of business on April 9, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and at any adjournments thereof.

   We are enclosing a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 with the proxy statement that accompanies this notice of meeting. The Annual Report on Form 10-K contains consolidated financial statements and other information of interest to stockholders.

   All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Whether you plan to attend the Annual Meeting of Stockholders or not, please promptly return the enclosed proxy card in accordance with the instructions set forth on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          By order of the Board of Directors,

                                          /s/ Michael S. Phillips
                                          Michael S. Phillips
                                          Secretary

Boston, Massachusetts
April 15, 2002

                        SPEECHWORKS INTERNATIONAL, INC.
                              695 Atlantic Avenue
                          Boston, Massachusetts 02111
                                (617) 428-4444

                               -----------------

                                PROXY STATEMENT

                               -----------------

                              GENERAL INFORMATION

   This proxy statement is furnished in connection with the solicitation by the Board of Directors of SpeechWorks International, Inc. of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held on Thursday, May 23, 2002 at 10:00 am at The Conference Center, One Financial Center, Boston, MA 02111, and any adjournments thereof (the "Meeting").

   The Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the year ended December 31, 2001 are being mailed on or about April 15, 2002 to all stockholders entitled to notice of and to vote at the Meeting. The Company will, upon written request of any stockholder and the payment of an appropriate processing fee, furnish copies of the exhibits to its Annual Report on Form 10-K. Please address all such requests to Tracy Perneta, Paralegal, SpeechWorks International, Inc., 695 Atlantic Avenue, Boston, Massachusetts 02111.

   Where the stockholder specifies a choice on the proxy as to how his or her shares of common stock are to be voted on a particular matter, the shares of common stock will be voted accordingly. If no choice is specified, the shares of common stock will be voted FOR the matters set forth in the accompanying Notice of Meeting.

   A stockholder may revoke a proxy given pursuant to this solicitation at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting, if a stockholder does not vote, is not sufficient to revoke a proxy. The presence, in person or by proxy, of the holders of a majority of the shares of common stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions and "broker non-votes," as described below, are counted as present or represented at the Meeting for purposes of determining whether a quorum exists.

   If you hold your shares of common stock through a broker, bank or other representative, generally the broker, bank or your representative may only vote the shares of common stock that it holds for you in accordance with your instructions. Nonetheless, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative does not have discretionary voting authority and cannot vote on a particular matter, this is a "broker non-vote" on that matter. Broker non-votes and abstentions would have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast on that matter (such as the election of the Class II directors and the approval of the amendment to the Company's 2000 Employee, Director and Consultant Stock Plan and the amendment to the 2000 Employee Stock Purchase Plan).

   The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of shares of common stock entitled to vote at the Meeting is required for the election of the Class II directors. The affirmative vote of the holders of shares representing a majority of the votes cast by the holders of shares of common stock entitled to vote at the Meeting is required for the approval of the amendment to the Company's 2000 Employee, Director and Consultant Stock Plan and the amendment to the 2000 Employee Stock Purchase Plan.

   The close of business on April 9, 2002, has been fixed as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting. As of the close of business on April 9, 2002, the Company had 32,545,476 shares of common stock outstanding. Holders of shares of common stock are entitled to one vote per share on all matters to be voted on by stockholders at the Meeting.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be paid by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares of common stock of the Company for their expenses in forwarding proxy material to beneficial owners. Solicitation of proxies by mail may be supplemented by facsimile, telephone and personal solicitation by the directors, officers and employees of the Company. No additional compensation will be paid for such solicitation.

                   HOUSEHOLDING OF ANNUAL MEETING MATERIALS

   Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: SpeechWorks International, Inc., 695 Atlantic Avenue Boston, Massachusetts 02111, (617) 428-4444, Attention: Tracy Perneta. If you want to receive separate copies of the Annual Report on Form 10-K and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information, as of February 28, 2002, regarding the beneficial ownership of shares of common stock of the Company by
(a) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company, (b) each of the "named executive officers," as described in the Summary Compensation Table below, (c) each director and director nominee of the Company and (d) the directors and executive officers of the Company as a group.

   Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of February 28, 2002 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by them, have sole voting and investment power with respect to the shares of common stock indicated. As of February 28, 2002, 32,437,839 shares of common stock were issued and outstanding.

                                                                  Shares Beneficially Owned
-                                                                 -------------------------
Name of Beneficial Owner                                             Number        Percent
------------------------                                            ---------      -------
5% Stockholders
Brown Capital Management, Inc.(1)................................ 3,114,825          9.6%
 121 North Calvert Street
 Baltimore, MD 21202

Atlas Venture Fund II, L.P.(2)................................... 2,050,531          6.3%
 222 Berkeley Street
 Boston, MA 02116

Executive Officers and Directors
Stuart R. Patterson(3)...........................................   784,991          2.4%
Richard J. Westelman(4)..........................................   196,169            *
Mark Holthouse(5)................................................   805,711          2.5%
Michael S. Phillips(6)........................................... 1,604,781          4.9%
Steven Chambers(7)...............................................    99,136            *
William J. O'Farrell(8).......................................... 1,215,100          3.7%
Axel Bichara(9).................................................. 2,064,531          6.4%
Richard Burnes(10)...............................................   110,853            *
Robert Finch(11).................................................    36,500            *
John C. Freker, Jr.(12)..........................................    36,500            *
All directors and executive officers as a group (14 persons) (13) 7,025,834         20.8%

--------
  * Represents beneficial ownership of less than 1% of the Company's outstanding shares of common stock.
 (1) Consists of shares of common stock held by Brown Capital Management, Inc. ("Brown"), an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of common stock. Brown has sole voting power with respect to 2,369,901 shares and shares voting power with respect to 3,114,825 shares. The foregoing information is based solely on a Schedule 13G, dated January 30, 2002, filed with the Securities and Exchange Commission by Brown.
 (2) Atlas Venture Associates II, L.P. ("Venture Associates") is the sole general partner of Atlas Venture Fund II, L.P. ("Atlas"). Christopher J. Spray, Barry Fidelman and Jean-Francois Formela are the individual general partners of Venture Associates. The three general partners of Venture Associates share voting and dispositive power over the shares of common stock owned by Atlas. The foregoing information is based solely on a
     Schedule 13G, dated February 8, 2002, filed with the Securities and Exchange Commission on behalf of Atlas and Messrs. Spray, Fidelman and Formela.

 (3) Includes 688,956 shares of common stock subject to options held by Mr. Patterson that are exercisable within 60 days of February 28, 2002 and 17,053 shares of common stock held by a trust for the benefit of Mr. Patterson's children. Mr. Patterson disclaims beneficial ownership of the shares held by the trust, except to the extent of his pecuniary interest therein.
 (4) Includes 172,686 shares of common stock subject to options held by Mr. Westelman that are exercisable within 60 days of February 28, 2002.
 (5) Includes 45,000 shares of common stock subject to options held by Mr. Holthouse that are exercisable within 60 days of February 28, 2002.
 (6) Includes 45,000 shares of common stock subject to options held by Mr. Phillips that are exercisable within 60 days of February 28, 2002 and 40,000 shares of common stock held by a trust for the benefit of Mr. Phillips' children. Mr. Phillips disclaims beneficial ownership of the shares held by the trust, except to the extent of his pecuniary interest therein.
 (7) Consists of shares of common stock subject to options held by Mr. Chambers that are exercisable within 60 days of February 28, 2002.
 (8) Includes 12,500 shares of common stock subject to options held by Mr. O'Farrell that are exercisable within 60 days of February 28, 2002, 7,500 shares of common stock held by Mr. O'Farrell's spouse and 196,000 shares of common stock held by a trust for the benefit of Mr. O'Farrell's children. Mr. O'Farrell disclaims beneficial ownership of the shares held by his spouse and the trust, except to the extent of his pecuniary interest therein.
 (9) Includes 12,500 shares of common stock subject to options held by Mr. Bichara that are exercisable within 60 days of February 28, 2002 and 2,050,531 shares of common stock held by Atlas. Venture Associates is the sole general partner of Atlas. Mr. Bichara is a limited partner of Venture Associates and disclaims beneficial ownership of the shares held by Atlas except to the extent of his pecuniary interest therein. The address of Mr. Bichara is c/o Speechworks International, Inc., 695 Atlantic Avenue, Boston, MA 02111.
(10) Includes 12,500 shares of common stock subject to options held by Mr. Burnes that are exercisable within 60 days of February 28, 2002. Includes shares of common stock owned by Charles River Partnership VII. Charles River VII GP Limited Partnership is the general partner of Charles River Partnership VII and has sole voting and investment power with respect to these shares. Mr. Burnes is a general partner of Charles River VII GP Limited Partnership and disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(11) Includes 29,000 shares of common stock subject to options held by Mr. Finch that are exercisable within 60 days of February 28, 2002.
(12) Includes 33,500 shares of common stock subject to options held by Mr. Freker that are exercisable within 60 days of February 28, 2002.
(13) Includes an aggregate of 1,308,252 shares of common stock subject to options that are exercisable within 60 days of February 28, 2002.

                  PROPOSAL 1--ELECTION OF CLASS II DIRECTORS

Board of Directors

   Under the Company's Certificate of Incorporation, as amended and restated, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Robert Finch and John
C. Freker, Jr. constitute a class with a term expiring in 2004 (the "Class I directors"); Axel Bichara and Richard Burnes constitute a class with a term expiring at the Meeting (the "Class II directors"); and William J. O'Farrell, Stuart R. Patterson and Michael S. Phillips constitute a class with a term expiring in 2003 (the "Class III directors"). The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.

   The Board of Directors has voted to nominate Axel Bichara and Richard Burnes for re-election at the Meeting for a term of three years, to serve until the 2005 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Messrs. Bichara and Burnes have indicated their willingness to serve on the Board of Directors, if elected; however, if either should be unable to serve, the person acting under the proxy may vote for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that either Mr. Bichara or Mr. Burnes will be unable to serve if elected.

   Set forth below for each director, including the Class II director nominees, is information as of February 28, 2002, with respect to their names and ages, their positions and offices with the Company, their principal occupations or employment for at least the past five years, the length of their tenure as directors of the Company and the names of other publicly-held companies in which such persons hold directorships, if any.

    Name                 Age Position with the Company
    ----                 --- -------------------------
    William J. O'Farrell 39  Chairman of the Board of Directors
    Stuart R. Patterson. 45  President, Chief Executive Officer and Director
    Michael S. Phillips. 40  Chief Technology Officer and Director
    Axel Bichara........ 38  Director
    Richard Burnes...... 61  Director
    Robert Finch........ 44  Director
    John C. Freker, Jr.. 44  Director

  Director Nominees for Terms Expiring in 2005 (Class II Directors)

   Axel Bichara has served as a director of the Company since August 1995. Mr. Bichara joined Atlas Venture, a venture capital firm, in 1993 and has served as a Senior Principal since 1998. Prior to 1998, Mr. Bichara served as a Principal.

   Richard Burnes has served as a director of the Company since October 1997. Since November 1970, Mr. Burnes has served as a Principal of Charles River Ventures, Inc., a venture capital firm, of which he is a co-founder. Since 1994, Mr. Burnes has also served as a General Partner of Charles River VII, LP, a venture capital firm.

  Directors Whose Terms Expire in 2003 (Class III Directors)

   William J. O'Farrell co-founded the Company and has served as Chairman of the Board of Directors since May 1994. Mr. O'Farrell also served as Chief Executive Officer from September 1994 to March 1998. From March 1999 to June 2001, Mr. O'Farrell served as Chairman of the Board and Chief Executive Officer of OpenAir.com, Inc., an online time and expense tracking and invoicing service company. Since December 1998, Mr. O'Farrell has served as the Chief Executive Officer of Ground Floor, LLC, a seed investment fund.

   Stuart R. Patterson has served as President of the Company since September 1997 and as Chief Executive Officer and a director since May 1998. Prior to joining the Company, from May 1997 to September 1997, he served on the board of BBG New Media, Inc., a developer of high-end web sites, which was bought by Think New Ideas, Inc., now AnswerThink Consulting Group, in September 1997. From May 1996 to March 1997, he served as Vice President and Line of Business Manager at Voxware, Inc., a developer of digital speech and audio technologies and solutions. From August 1994 to May 1996, he served on the Advisory Board of Voxware. From September 1987 to April 1996, he co-founded and served as the Chief Executive Officer of Vicorp Interactive Systems, Inc., a developer of large-scale voice and data applications based on systems tools and platforms.

   Michael S. Phillips co-founded the Company and has served as Chief Technology Officer since September 1994 and as a director since May 1994. From May 1987 to August 1994, he served as a research scientist in the Spoken Language Systems Group at the Massachusetts Institute of Technology, a non-profit think-tank dedicated to the development of a conversational interface between computers and human spoken words.

  Directors Whose Terms Expire in 2004 (Class I Directors)

   Robert Finch has served as a director of the Company since April 2000. Since April 2002, Mr. Finch has served as an independent consultant to Ciena Corporation, a provider of intelligent optical networking systems. From March 2001 to April 2002, Mr. Finch served as Senior Vice President, Corporate Development for Ciena Corporation. From February 2000 to February 2001, Mr. Finch served as Vice President, Operations for BroadBand Office, Inc., a provider of technology and communications solutions to businesses. From October 1997 to February 2000, Mr. Finch served as Vice President, Strategic Development for MCI WorldCom. Prior to October 1997, Mr. Finch served in a variety of vice president-level engineering, operations and corporate development roles for MCI WorldCom and predecessor companies, including LDDS WorldCom and Advanced Telecommunications Corporation.

   John C. Freker, Jr. has served as a director of the Company since April 2000. Since September 1999, Mr. Freker has served as Executive Vice President of Convergys Corporation, a provider of integrated customer care and billing services. From September 1997 to September 1999, he was President of the Custom Solutions Group of Convergys. Prior to September 1997, Mr. Freker was President of the Custom Services Division of Matrixx Marketing, a predecessor of Convergys and a subsidiary of Cincinnati Bell.

Board of Directors and Committee Meetings

   Meeting Attendance. During the year ended December 31, 2001, the Board of Directors held six meetings, including by telephone conference. The Audit Committee of the Board of Directors held eight meetings, including by telephone conference. The Compensation Committee of the Board of Directors held four meetings, including by telephone conference. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal 2001. The Company does not have a standing Nominating Committee. Nominations are made by and through the full Board of Directors.

   Audit Committee. The Audit Committee of the Board of Directors is comprised of Mr. Bichara, Mr. Burnes and Mr. Freker. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls, reviews whether non-audit services provided by the independent accountants affect the accountants' independence and reviews the scope of annual audits in accordance with a written Audit Committee Charter. The Audit Committee Charter was adopted by the Board of Directors in May 2000, a copy of which was included as an appendix to the Proxy Statement of the Company for fiscal 2000. The Board of Directors has determined that the members of the Audit Committee are independent directors as defined by the National Association of Securities Dealers listing standards. The report of the Audit Committee is set forth below.

   Compensation Committee. The Compensation Committee of the Board of Directors is comprised of Mr. O'Farrell and Mr. Burnes. The Compensation Committee reviews, approves and makes recommendations on the

Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's equity incentive plans. The report of the Compensation Committee on executive compensation is set forth below.

Compensation Committee Interlocks and Insider Participation

   None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Compensation of Directors

   Non-employee directors are reimbursed for travel costs and other reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors or any committee thereof. Directors of the Company do not otherwise receive any compensation for attending meetings of the Board of Directors or any committee thereof. Non-employee directors are eligible to receive grants of non-qualified stock options under the Company's 2000 Employee, Director and Consultant Stock Plan. Each non-employee director of the Company is entitled to receive each calendar year a non-qualified stock option grant to purchase up to 10,000 shares of common stock of the Company, which vests ratably over the twelve months following the grant date. In fiscal 2001, each of Messrs. Bichara, Finch, Freker and O'Farrell received an option to purchase 10,000 shares of common stock of the Company.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following Summary Compensation Table sets forth summary information as to compensation received for each of the last two fiscal years by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers who were serving as executive officers of the Company at the end of 2001 (collectively, the "named executive officers").

                                                                  Long Term
                                                                 Compensation
                                            Annual Compensation     Awards
                                            -----------------    ------------
                                                                  Securities
                                                                  Underlying     All Other
Name and Principal Position            Year  Salary   Bonus       Options(1)  Compensation(2)
---------------------------            ---- -------- --------    ------------ ---------------
Stuart R. Patterson................... 2001 $250,000 $ 82,000      150,000            --
 President and Chief Executive Officer 2000 $206,719 $137,000(3)    50,000            --
Richard J. Westelman.................. 2001 $180,000 $ 38,000       35,000            --
 Chief Financial Officer               2000 $162,750 $113,000(4)    15,000            --
Mark A. Holthouse..................... 2001 $180,000 $ 55,500           --        $2,991
 Senior Vice President of Operations   2000 $165,625 $ 65,500(3)        --        $2,898
Michael S. Phillips................... 2001 $180,000 $ 37,600           --        $2,445
 Chief Technology Officer              2000 $165,313 $ 47,600(3)        --        $1,755
Steven Chambers....................... 2001 $175,000 $ 30,000       50,000            --
 Vice President of Marketing           2000 $148,209 $ 65,000(3)    40,000            --

--------
(1) Indicates the number of shares of common stock of the Company subject to options granted during the fiscal year indicated.
(2) Represents life insurance and long-term disability insurance premiums paid by the Company on behalf of the named executive officer.
(3) A significant portion of this amount represents a one-time event acknowledging the respective efforts of Messrs. Patterson, Holthouse, Phillips and Chambers with respect to the Company's initial public offering. In connection therewith, $55,000 of Mr. Patterson's bonus, $10,000 of Mr. Holthouse's bonus, $10,000 of Mr. Phillips' bonus and $25,000 of Mr. Chambers' bonus represents payment for such efforts.
(4) Includes a one-time retention bonus in the amount of $40,000 and a one-time bonus in the amount of $35,000 made to Mr. Westelman in recognition of his efforts in connection with the Company's initial public offering.

Option Grants in Last Fiscal Year

   The following table sets forth information regarding each stock option granted during the year ended December 31, 2001 to each of the named executive officers.

                                Percent of                        Potential Realizable Value
                                  Total                               at Assumed Annual
                     Number of   Options                             Rates of Stock Price
                     Securities Granted to                             Appreciation for
                     Underlying Employees  Exercise or                  Option Term(2)
                      Options   in Fiscal  Base Price  Expiration --------------------------
Name                 Granted(1)    Year     Per Share     Date         5%           10%
----                 ---------- ---------- ----------- ----------   --------    ----------
Stuart R. Patterson.  150,000      7.8%      $6.625      4/2/11   $624,964     $1,583,782
Richard J. Westelman   35,000      1.8%      $6.625      4/2/11   $145,825     $  369,549
Mark A. Holthouse...       --       --           --          --         --             --
Michael S. Phillips.       --       --           --          --         --             --
Steven Chambers.....   50,000      2.6%      $6.625      4/2/11   $208,321     $  527,927

--------
(1) The options were granted pursuant to the Company's 2000 Employee, Director and Consultant Stock Plan. The options granted consist of incentive stock options and non-qualified options, which vest equally over 48 months from the date of grant.

(2) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend, in part, on the future performance of the common stock, the optionee's continued employment and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table provides information regarding the exercise, if any, of options by each of the named executive officers during the year ended December 31, 2001. In addition, this table includes the number of shares of common stock covered by both exercisable and unexercisable options as of December 31, 2001 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock as reported on the Nasdaq National Market.

                                                Number of Securities    Value of the Unexercised in-
                                               Underlying Unexercised   the-Money Options at Fiscal
                       Shares                Options at Fiscal Year-End         Year-End(2)
                     Acquired on    Value    -------------------------- ----------------------------
Name                  Exercise   Realized(1) Exercisable  Unexercisable Exercisable    Unexercisable
----                 ----------- ----------- -----------  ------------- -----------    -------------
Stuart R. Patterson.   30,000     $231,810     693,957       163,543    $7,013,560       $735,617
Richard J. Westelman   30,000     $332,490     148,520        69,480    $1,354,858       $477,741
Mark A. Holthouse...       --           --      40,000         5,000    $  284,680       $ 35,585
Michael S. Phillips.       --           --      40,000         5,000    $  284,680       $ 35,585
Steven Chambers.....    2,685     $ 38,941      84,762       115,053    $  640,391       $718,309

--------
(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares of common stock acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares of common stock had been sold immediately upon exercise.
(2) The value of unexercised in-the-money options at fiscal year end is based on the fair market value of the Company's common stock as reported on the Nasdaq National Market on December 31, 2001, which was $11.25 per share.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

   On June 21, 2000, the Company entered into an employment agreement with Mr. Westelman, Chief Financial Officer, to employ him on an at-will basis. Mr. Westelman is entitled to receive an annual base salary of $163,800 and is eligible to receive an annual performance bonus of up to $40,000. Additionally, Mr. Westelman received a retention bonus of $40,000 upon the closing of the Company's initial public offering in August 2000. In fiscal 2001, the Compensation Committee determined to pay Mr. Westelman a base salary of $180,000 and a bonus of $38,000. If Mr. Westelman is terminated without cause, the Company is required to pay Mr. Westelman his then current base salary for a period of 12 months, all outstanding options previously granted to him will become immediately exercisable and the Company is required to pay his health insurance premiums for the earlier of 12 months or until he becomes eligible for another comparable plan. If Mr. Westelman voluntarily terminates his employment, the Company is required to pay Mr. Westelman his then current base salary for six months, 50% of all outstanding options previously granted to him which are unvested on the date of such termination will become immediately exercisable and the Company is required to pay his health insurance premiums for the earlier of six months or until he becomes eligible for another comparable plan. If Mr. Westelman is terminated without cause, the Company is also obligated to make a one year recourse loan at the election of Mr. Westelman for up to $426,000 at the prime rate so that he may exercise his current stock options. Cause is defined as any action or omission involving willful misconduct or gross negligence, conviction of a felony in connection with the performance of obligations to the Company, deliberate dishonesty in connection with the performance of obligations to the Company and certain other prohibited conduct.

   The Company has entered into an agreement with each of Mr. Patterson, Mr. Westelman, Mr. Holthouse and Mr. Phillips, pursuant to which 50% of each individual's unvested options to purchase shares of common stock will vest and become immediately exercisable upon the effective date of an acquisition or merger involving the Company.

                               PERFORMANCE GRAPH

   The following graph compares the percentage change in cumulative total stockholder return on the common stock of the Company for the period from August 1, 2000 through December 31, 2001 with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Prepackaged Software Index (SIC Code 7372), known as the "Peer Group." The comparison assumes an investment of $100 on August 1, 2000 in the common stock and in each of the indices, and in each case, assumes reinvestment of all dividends, if any. Prior to August 1, 2000, the Company's common stock was not publicly traded.

                               [CHART]

                                       NASDAQ
               SPEECHWORKS          STOCK MARKET
           INTERNATIONAL, INC.      (U.S.) INDEX   PEER GROUP
           -------------------     --------------  ----------
8/1/2000         100.00                100.00        100.00
12/31/2000       245.32                 66.64         65.38
12/31/2001        56.25                 52.88         55.65

                                    Aug. 1, 2000 Dec. 31, 2000 Dec. 31, 2001
                                    ------------ ------------- -------------
   SpeechWorks International, Inc..   $100.00       $245.32       $56.25
   Nasdaq Stock Market (U.S.) Index   $100.00       $ 66.64       $52.88
   Peer Group......................   $100.00       $ 65.38       $55.65

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Executive Officer Compensation Program

   The Compensation Committee of the Company's Board of Directors is comprised of two non-employee directors, Mr. O'Farrell and Mr. Burnes. The Compensation Committee is responsible for reviewing the Company's overall compensation policies and practices and making recommendations to the Company's management regarding its benefits plans. The Compensation Committee also administers the Company's equity plans, executive bonus and other incentive plans, as well as reviews and approves the salaries and benefit packages provided by the Company to its executive officers and other key employees.

   The Compensation Committee has furnished the following report on executive compensation.

Compensation Philosophies

   The Compensation Committee's overall objective is to establish a compensation policy that will (i) attract, retain and reward executives who contribute to achieving the Company's business objectives; (ii) motivate executives to obtain these objectives; and (iii) align the interests of executives with those of the Company's long-term investors. The Company compensates executive officers with a combination of salary and incentives designed to focus their efforts on maximizing both the near-term and long-term financial performance of the Company. In addition, the Company's compensation program rewards individual performance that furthers Company goals. The executive compensation program includes the following: (i) base salary; (ii) incentive bonuses; (iii) long-term equity incentive awards in the form of stock option grants; and (iv) other benefits. Each executive officer's compensation package is designed to provide an appropriately weighted mix of these elements, which cumulatively provide a level of compensation we believe approximately equivalent to that paid by companies of similar size and complexity engaged in the same or similar business as the Company.

   Compensation for the Company's executive level positions, including the compensation of the Chief Executive Officer, are established in light of comparable survey positions when possible, and competitive levels are determined for base salary and target bonus incentives. The target incentive is the amount that would be paid after each fiscal year if both the Company and the executive officer achieved the performance objectives established for that year. Factors considered in determining the actual incentive bonus for each executive officer include Company, team and individual performance, and the scope of each executive officer's responsibilities. The relative weight given to such factors varies between executive officers, based upon their respective responsibilities and capacity to affect Company performance.

   Grants under the Company's stock plans are designed to further strengthen the link between executive compensation and stockholder return, to provide additional incentives to executive officers tied to stock price growth over time and to encourage continued employment with the Company. Stock option grants are based upon industry survey data on market practices and individual executive performance. The Compensation Committee believes that the Company's total option grants, comprised of grants to new employees and ongoing grants to existing employees, are in line with industry norms.

   Base Salary. Base salary levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within a range of base salaries that the Compensation Committee believes are paid to similar executive officers at companies deemed comparable based on revenue level, industry segment and competitive employment market. In addition, the Compensation Committee generally takes into account the Company's past financial performance and future expectations, as well as the performance of the executives and changes in the executives' responsibilities.

   Incentive Bonuses. The Compensation Committee considers the payment of bonuses as part of the compensation packages of executive officers. The Compensation Committee considers the views of Mr. Patterson, the Company's Chief Executive Officer, when considering the awarding of cash bonuses to executive officers other than Mr. Patterson. The Compensation Committee determines the cash bonus for Mr. Patterson based on its assessment of his performance using input provided by the Chief Financial Officer. Incentive bonuses are awarded only if the Company achieves or exceeds certain corporate performance objectives. The incentive bonus to each executive officer is based on a combination of Company performance and the individual executive's performance as it relates to achieving Company objectives. In fiscal 2001, the Compensation Committee determined to pay a bonus to each of the executive officers, as described in the "Summary Compensation Table."

   Equity Incentives. The Company offers long-term compensation in the form of stock options because they provide an incentive to maximize stockholder value and Company financial performance and assist in the recruitment, retention and motivation of executive officers. Stock options are designed to align the interests of the Company's executive officers with those of its stockholders by encouraging executive officers to enhance the value of the Company, the price of the common stock, and hence, the stockholder's return. Generally, stock options are granted to executive officers upon commencement of employment with the Company and from time to time thereafter, based primarily upon the individual's actual and/or potential contributions to the Company and the Company's financial performance. In addition, the vesting of stock options over a four-year period of time, granted at a price that is equal to the fair market value of the Company's stock on the date of grant, is designed to create an incentive for the individual to remain with the Company. During the fiscal year ended December 31, 2001, options to purchase an aggregate of 235,000 shares of common stock were granted to the Company's named executive officers.

   Other Benefits. Benefits offered to the Company's executive officers serve as limited protection against certain financial catastrophes that can result from illness, disability or death. Benefits offered to the Company's executive officers are substantially the same as those offered to all of the Company's regular employees. The Company also maintains a tax-qualified deferred compensation 401(k) Savings and Retirement Plan covering all of the Company's eligible U.S. based employees. Though authorized to do so under the Plan, the Company does not currently contribute to this 401(k) Plan or match any employee contributions.

   The Company's compensation program for executive officers is structured to be competitive within the high technology industry. The Company's People Strategies Department, working with an independent outside consulting firm, has analyzed executive compensation data from nationally recognized surveys, and from a group of comparable companies selected on the basis of similarity in revenue level, industry segment and competitive employment market to the Company.

2001 Chief Executive Officer Compensation

   Mr. Patterson's base salary and long-term incentive compensation are determined by the Compensation Committee without Mr. Patterson's participation, based upon the same factors as those used by the Compensation Committee for executives in general. Mr. Patterson's annual base salary for 2001 was $250,000. Mr. Patterson was paid $82,000 as a bonus under the Company's 2000 incentive bonus plan. During 2001, he was granted an option to purchase 150,000 shares of the Company's common stock at an exercise price of $6.625 per share. These options are a combination of qualified incentive stock options and non-qualified stock options.

Qualifying Compensation

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

                                          Members of the SpeechWorks
                                          International, Inc. Compensation
                                          Committee

                                          William J. O'Farrell and Richard
                                            Burnes

                           REPORT OF AUDIT COMMITTEE

   The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

   In fulfilling its responsibilities for the year ended December 31, 2001, the Audit Committee:

  . Reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management and PricewaterhouseCoopers LLP, the Company's independent accountants; as appropriate, the Audit Committee reviews, evaluates and discusses with the Company's management, internal financial and accounting personnel and the independent accountants, the following:

    . The plan for, and the independent accountants' report on, the audit of the Company's financial statements;

    . The Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

    . Management's selection, application and disclosure of critical accounting policies;

    . Changes in the Company's accounting practices, principles, controls or methodologies;

    . Significant developments or changes in accounting rules applicable to the Company; and

    . The adequacy of the Company's internal controls and accounting and financial personnel.

  . Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). SAS 61 requires the Company's independent auditors discuss with the Audit Committee, among other things, the following:

    .  Methods to account for significant unusual transactions;

    . The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

    . The process used by management in formulating particularly sensitive accounting estimates and basis for the auditor's conclusions regarding the reasonableness of those estimates; and

    . Disagreements, of which there were none, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

   The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors to disclose annually in writing all relationships that, in the auditor's professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of their independence. The Audit Committee also considered whether the independent auditor's provision of the other, non-audit related services to the Company, which are referred to in "Independent Auditor's Fees" below, is compatible with maintaining such auditor's independence.

   Based on the Audit Committee's review of the audited financial statements, the representations and information provided by management and the independent auditors and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          Members of the SpeechWorks
                                          International, Inc. Audit Committee

                                          Axel Bichara, Richard Burnes and John
                                            C. Freker, Jr.

Independent Auditor's Fees

   Audit Fees. PricewaterhouseCoopers LLP billed the Company an aggregate of $140,500 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

   Financial Information Systems Design and Implementation
Fees. PricewaterhouseCoopers LLP did not bill the Company for any professional services rendered to the Company or its affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

   All Other Fees. PricewaterhouseCoopers LLP billed the Company an aggregate of $513,800 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001. All other fees consist of $335,700 of domestic and international tax planning and compliance fees, $129,800 for advisory service fees and $48,300 for statutory and 401k plan audit fees.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the common stock of the Company, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with other than the following late filings of a Form 4 by each of: Ms. LaMaster and Mr. Patterson, reporting the sale of common stock acquired upon exercise of a stock option granted by the Company; Mr. Finch reporting, the grant of a stock option by the Company; Mr. Phillips, reporting a gift of common stock of the Company; and Mr. Westelman, reporting the sale of common stock of the Company.

                  PROPOSAL 2--AMENDMENT TO THE 2000 EMPLOYEE,
                      DIRECTOR AND CONSULTANT STOCK PLAN

   The Company's 2000 Employee, Director and Consultant Stock Plan (the "Stock Plan") currently provides for the grant of incentive and non-qualified stock options and restricted and unrestricted stock awards to employees, officers, and directors of, and consultants to the Company, to purchase up to an aggregate of 5,000,000 shares of common stock. Any shares of common stock that are represented by stock grants that have been issued under the Company's 1995 Stock Option Plan that expire or which are forfeited or cancelled will also be issuable under the Stock Plan. The Company ceased making grants under its 1995 Stock Option Plan in May 2000. As of March 28, 2002, 1,882,257 shares of common stock were available for issuance under the Stock Plan, including shares which became available for grant from the 1995 Stock Option Plan.

   In April 2002, the Board of Directors adopted resolutions, subject to stockholder approval, approving an amendment to the Stock Plan to increase the number of shares of common stock authorized for issuance under the Stock Plan from 5,000,000 to 7,000,000 shares. The Board of Directors adopted the plan amendment because it believes that the number of shares of common stock currently authorized for issuance under the Stock Plan will be insufficient to satisfy the Company's incentive compensation needs in the future. The Board of Directors believes that continued grants of stock options, as well as grants of restricted stock, has been and will continue to be an important compensation element in attracting and retaining key employees, directors and consultants who are expected to contribute to the Company's success.

Summary of the Stock Plan

   The following is a brief summary of the material provisions of the Stock Plan. This summary is qualified in all respects by reference to the full text of the Stock Plan, which is attached hereto as Appendix A and which you should read.

   Administration. The Stock Plan is administered by the Board of Directors. The Board of Directors has the authority to amend and interpret provisions and to make all rules and determinations necessary or advisable for the administration of the Stock Plan. Pursuant to the terms of the Stock Plan, the Board of Directors may delegate its authority under the Stock Plan to one or more committees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the Stock Plan.

   Subject to any applicable limitations contained in the Stock Plan, the Board of Directors, the Compensation Committee or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable,
(ii) the exercise price of options, (iii) the duration of options, (iv) any restrictions imposed on the shares subject to options and (v) the number of shares of common stock subject to any stock awards and the terms and conditions of such awards, including the term of the grant, the purchase price of the shares covered by the grant and conditions for repurchase.

   Incentive Stock Options and Non-Qualified Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as set forth in the option agreement. The exercise price for incentive stock options cannot be less than the fair market value per share of the underlying common stock on the grant date. The exercise price for incentive stock options granted to holders of more than 10% of the voting stock of the Company cannot be less than 110% of the fair market value per share of the underlying common stock on the grant date. The term of incentive stock options and non-qualified options cannot exceed ten years. In the case of incentive stock options granted to holders of more than 10% of the voting stock of the Company, the term cannot exceed five years. Options granted under the Stock Plan typically vest over four years. The Stock Plan permits payment of the exercise price of options in cash, or at the discretion of the Board of Directors, by delivery of shares of common stock of the Company having a fair market value equal to the purchase price, in connection with a "cashless exercise" of the option, by delivery to the Company of a promissory note or by any combination of the foregoing.

   Stock Grants. The Stock Plan permits the Board of Directors to grant restricted and unrestricted stock awards based on the terms and conditions which the Board of Directors determines to be appropriate and in the best interests of the Company. Stock awards entitle recipients to acquire shares of common stock of the Company, subject to any right of the Company to repurchase all or part of the shares from the recipient as specified in the applicable award. The Stock Plan permits payment for the purchase price of shares pursuant to a stock award in cash, or at the discretion of the Board of Directors, by delivery of shares of common stock of the Company having a fair market value equal to the purchase price, by delivery to the Company of a promissory note or by any combination of the foregoing.

   Eligibility to Receive Awards. Employees, officers, directors and consultants of the Company, or any affiliate of the Company, as defined in the Stock Plan, are eligible to be granted awards. Under present law and the terms of the Stock Plan, however, incentive stock options may only be granted to employees. The maximum fair market value of the underlying stock with respect to which incentive stock options are exercisable for the first time by a participant in any calendar year may not exceed $100,000. The maximum number of shares with respect to which awards may be granted to any participant under the Stock Plan may not exceed 1,000,000 shares per calendar year.

   Each of the directors and any consultants of the Company are eligible to participate in the Stock Plan. As of March 28, 2002, the Company had 412 employees, including officers, all of whom were eligible to participate in the Stock Plan. The granting of awards under the Stock Plan is discretionary, and the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group of persons. Since the adoption of the Stock Plan in May 2000 through March 28, 2002, Mr. Patterson, President and Chief Executive Officer, had received options to purchase a total of 200,000 shares of the Company's common stock, Mr. Westelman, Chief Financial Officer, had received options to purchase a total of 50,000 shares of the Company's common stock, Mr. Chambers, Vice President of Marketing, had received options to purchase a total of 90,000 shares of the Company's common stock and Mr. Holthouse, Senior Vice President of Operations, and Mr. Phillips, Chief Technology Officer, had received no options. All current executive officers, as a group, had received options to purchase a total of 705,000 shares of the Company's common stock and all current directors who are not executive officers, as a group, had received options to purchase a total of 160,000 shares of the Company's common stock. As a group, all employees, excluding executive officers, had received options to purchase a total of 2,932,272 shares of the Company's common stock.

   Mergers, Acquisitions or Liquidation. The Board of Directors is required to make appropriate adjustments in connection with the Stock Plan and any outstanding awards to reflect stock dividends, stock splits and certain other events. In the event of a merger, consolidation or other acquisition event, as defined in the Stock Plan, the Board of Directors shall either provide for (i) outstanding options or other stock awards to be assumed or substituted for,
(ii) the acceleration of awards to make them fully exercisable for a specified period, after which they will terminate or (iii) a cash out of the value of any outstanding options. Upon the liquidation or dissolution of the Company, all outstanding option and stock awards will terminate, subject to exercise or acceptance immediately prior to such event of the vested option or stock award. If any award expires or is terminated, surrendered, cancelled or forfeited, the unused shares of common stock covered by the award will again be available for grant under the Stock Plan subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code.

   Amendment or Termination. No award under the Stock Plan may be made after May 9, 2010, but awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the Stock Plan, except to the extent such amendment requires the approval of the stockholders of the Company.

Federal Income Tax Consequences

   The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Stock Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

   Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

   A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

   Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

   Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

   Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

   The Board of Directors believes that the amendment is in the best interest of the Company and its stockholders and recommends a vote in favor of this proposal.

        PROPOSAL 3--AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN

   In April 2002, the Board of Directors adopted resolutions, subject to stockholder approval, approving an amendment to the Company's 2000 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of common stock authorized for issuance under the Purchase Plan from 200,000 to 350,000. The purpose of the Purchase Plan is to provide eligible employees of the Company with opportunities to purchase shares of common stock. The Board of Directors believes that the Purchase Plan is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company. As of March 28, 2002, 47,802 shares of common stock were available for issuance under the Purchase Plan.

   The Purchase Plan permits eligible employees to purchase common stock at a discount from fair market value through payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code. The Board of Directors has adopted the amendment to the Purchase Plan because it believes the number of shares currently available under the Company's Purchase Plan is insufficient to satisfy the expected employee participation in the future. If approved by the stockholders, a total of 350,000 shares of common stock will be authorized for issuance under the Purchase Plan.

Summary of the Purchase Plan

   The following is a brief summary of the material provisions of the Purchase Plan. This summary is qualified in all respects by reference to the full text of the Purchase Plan, which is attached hereto as Appendix B and which you should read.

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

   Administration. The Purchase Plan may be administered by the Board of Directors or a committee of the Board of Directors. The Board of Directors or its committee has full authority to construe, interpret and apply the terms of the Purchase Plan, to adopt, amend and rescind any rules appropriate for the administration of the Purchase Plan and to adjudicate all disputed claims under the Purchase Plan.

   Eligibility; Limitations. The Purchase Plan provides that all employees are eligible to participate if they are regularly employed by the Company or any designated subsidiary for at least 20 hours per week and continuously for three months prior to the first day of the applicable plan period. As of March 28, 2002, 397 employees of the Company satisfied the eligibility criteria for participation in the Purchase Plan.

Terms and Conditions of Enrollment

   Participation under the Purchase Plan is evidenced by a written enrollment agreement between the employee and the Company and is subject to the terms and conditions described below.

   Purchase Price and Method. Employees who participate in the Purchase Plan purchase common stock through payroll deductions of up to 10% of their compensation. Participating employees receive an option to purchase by payment from existing funds in their payroll deduction account up to a maximum number of shares per offering period determined by dividing $25,000 by the fair market value of a share of common stock on the first day of the offering period. The price of common stock purchased under the Purchase Plan is 85% of the lower of the fair market value of the common stock on the first day of each 6-month offering period and the last day of the applicable 6-month purchase period. On April 9, 2002, the record date, the closing sale price of the Company's common stock on the Nasdaq National Market was $6.40 per share.

   Offering Periods. The Purchase Plan shall be implemented by consecutive, overlapping 6-month offering periods with a new offering period commencing on the first trading day in March and September of each year, terminating on the last trading day in the respective period ending 6 months later. The first offering period under the plan commenced on September 1, 2000.

   Withdrawal; Termination of Employment. If an employee decides to terminate his or her participation in the Purchase Plan, he or she must withdraw all the payroll deductions credited to his or her purchase account, and such funds will be returned to him or her. Upon the termination of employment for any reason, including retirement or death, all payroll deductions credited to the employee's account during the Offering Period but not yet used to exercise the option will likewise be returned to the (former) employee.

   Death. A participating employee may designate who is to receive any shares of common stock and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death subsequent to exercising a purchase option but prior to delivery of any shares of common stock and cash, if any.

   Nontransferability. Rights granted under the Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the plan, and the Company may treat any prohibited attempt to transfer as an election to withdraw from an offering period.

   Adjustment upon Changes in Capitalization; Corporate Transactions. In the event of changes in the outstanding common stock by reason of any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or other similar changes in the capital structure of the Company, an appropriate adjustment shall be made by the Board of Directors or its committee to: (i) the number of shares of common stock subject to the Purchase Plan and (ii) the number and purchase price of shares of stock subject to any purchase right outstanding under the Purchase Plan. The determination of the Board of Directors or its committee as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the offering periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. Notwithstanding the above, in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company, unless the Board of Directors elects to shorten the offering period then in progress by setting a new exercise date, each option outstanding under the Stock Plan shall be assumed or substituted for the acquiring or succeeding corporation.

   Amendment and Termination of the Purchase Plan. The Board of Directors may at any time amend or terminate the Purchase Plan. The Company shall obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to such a degree as is necessary to comply with Section 423 of the Internal Revenue Code. In addition, no such amendment shall be made to the Purchase Plan which would cause the plan to fail to comply with Section 423 of the Internal Revenue Code. Except as provided in connection with certain changes in the capitalization of the Company and certain reorganization events of the Company, any amendment or termination of the Purchase Plan shall not adversely affect options already granted.

Federal Income Tax Consequences

   The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Purchase Plan and with respect to the sale of common stock acquired under the Purchase Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

   Tax Consequences to Participants. A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

   A participant may have both compensation income and capital gain income if the participant sells stock that was acquired under the plan at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the stock. If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

  .  15% of the value of the stock on the day the offering commenced; and

  .  the participant's profit.

Any excess profit will be long-term capital gain.

   If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

   If the participant sells the stock at a loss (if sales proceeds are less than the purchase price), then the loss will be a capital loss. This capital loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

   Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

   The Board of Directors believes that the amendment is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

                                 OTHER MATTERS

   The Board of Directors knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                        INFORMATION CONCERNING AUDITORS

   PricewaterhouseCoopers LLP, independent public accountants, audited the Company's financial statements for the year ended December 31, 2001. The Board of Directors has appointed PricewaterhouseCoopers LLP to audit the financial statements of the Company for the year ending December 31, 2002. Representatives of PricewaterhouseCoopers LLP intend to be present and available at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement should they desire to do so.

                             STOCKHOLDER PROPOSALS

   To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of Stockholders to be held in 2003, stockholder proposals must be received no later than December 16, 2002. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days nor more than 75 days prior to the date that is one year from this year's mailing date of April 15, 2002. Proposals received after that date will not be voted on at the 2003 Annual Meeting of Stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Mr. Doron Gorshein, General Counsel, SpeechWorks International, Inc., 695 Atlantic Avenue, Boston, Massachusetts 02111.

                                          By order of the Board of Directors,

                                          /S/  WILLIAM J. O'FARRELL
                                          William J. O'Farrell
                                          Chairman of the Board of Directors

Boston, Massachusetts
April 15, 2002

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

                                                                     APPENDIX A

                        SPEECHWORKS INTERNATIONAL, INC.

                 AMENDED AND RESTATED 2000 EMPLOYEE, DIRECTOR
                           AND CONSULTANT STOCK PLAN

1.  DEFINITIONS.

   Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this SpeechWorks International, Inc. Amended and Restated 2000 Employee, Director and Consultant Stock Plan, have the following meanings:

      Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

      Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

      Board of Directors means the Board of Directors of the Company.

      Code means the United States Internal Revenue Code of 1986, as amended.

      Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

      Common Stock means shares of the Company's common stock, $.001 par value per share.

      Company means SpeechWorks International, Inc., a Delaware corporation.

      Disability or Disabled means permanent and total disability as defined in
   Section 22(e)(3) of the Code.

      Fair Market Value of a Share of Common Stock means:

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing sale or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

      ISO means an option meant to qualify as an incentive stock option under
   Section 422 of the Code.

      Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

      Non-Qualified Option means an option which is not intended to qualify as an ISO.

      Option means an ISO or Non-Qualified Option granted under the Plan.

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

      Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

      Participant means a Key Employee, director or consultant to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

      Plan means this SpeechWorks International, Inc. Amended and Restated 2000 Employee, Director and Consultant Stock Plan.

      Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

      Stock Grant means a grant by the Company of Shares under the Plan.

      Stock Grant Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

      Stock Right means a right to Shares of the Company granted pursuant to the Plan--an ISO, a Non-Qualified Option or a Stock Grant.

      Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.  PURPOSES OF THE PLAN.

   The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.

3.  SHARES SUBJECT TO THE PLAN.

   The number of Shares which may be issued from time to time pursuant to this Plan shall be equal to the sum of (i) 7,000,000 Shares; (ii) any shares of Common Stock that are represented by stock grants which have been issued under the Company's Amended and Restated 1995 Stock Option Plan which are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of the shares of Common Stock back to the Company, and
(iii) the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan. The maximum number of shares of Stock that may be issued as Options designated as ISOs pursuant to the Plan shall be 7,000,000 Shares.

   If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.  ADMINISTRATION OF THE PLAN.

   The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

    a. Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

    b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Stock Rights;

    c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 shares be granted to any Participant in any fiscal year; and

    d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.  ELIGIBILITY FOR PARTICIPATION.

   The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Agreement evidencing such Stock Right. ISOs may be granted only to Key Employees. Non-Qualified Options and Stock Grants may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.  TERMS AND CONDITIONS OF OPTIONS.

   Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

    A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
       Option:

       a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock;

       b. Each Option Agreement shall state the number of Shares to which it pertains;

       c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

       d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

           i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

          ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

    B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

       a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

       b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

           i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

          ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

       c. Term of Option: For Participants who own

           i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

       d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7.  TERMS AND CONDITIONS OF STOCK GRANTS.

   Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

   (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

   (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

   (c) Each Stock Grant Agreement shall include the terms of any right of the Company to reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.  EXERCISE OF OPTIONS AND ISSUE OF SHARES.

   An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in
Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

   The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

   The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

   The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

9.  ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

   A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company at its principal office address, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

   The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

   The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.  RIGHTS AS A SHAREHOLDER.

   No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

11.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

   By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement or Stock Grant Agreement. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

12. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

   Except as otherwise provided in the pertinent Option Agreement in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

    a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

    b. Except as provided in Subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option Agreement provide, if an Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

    c. The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

    d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

    e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

    f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

13.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

   Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

    a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

    b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

    c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

    d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

   Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

    a. To the extent exercisable but not exercised on the date of Disability;
       and

    b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

   A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

   The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

   Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

    a. To the extent exercisable but not exercised on the date of death; and

    b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

   If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

16.  EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.

   In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

   For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

   In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

   Except as otherwise provided in the pertinent Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

18.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

   Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

    a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

    b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

    c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

    d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

   Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not become Disabled prior to the end of the vesting period which next ends following the date of Disability. The proration shall be based upon the number of days of such vesting period prior to the date of Disability.

   The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

20.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

   Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not died prior to the end of the vesting period which next ends following the date of death. The proration shall be based upon the number of days of such vesting period prior to the Participant's death.

21.  PURCHASE FOR INVESTMENT.

   Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

    a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

          "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

    b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

22.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

   Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

23.  ADJUSTMENTS.

   Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement or Stock Grant Agreement:

      A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. The number of Shares subject to the limitation in the last sentence of Paragraph 3 and in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

      B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

      With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or
   (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

      C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right shall be entitled to receive for the purchase price, if any, paid upon such exercise or acceptance the securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

      D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

24.  ISSUANCES OF SECURITIES.

   Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25.  FRACTIONAL SHARES.

   No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

   The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27. WITHHOLDING.

   In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

28. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

   Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

29. TERMINATION OF THE PLAN.

   The Plan will terminate on May 9, 2010. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.

30. AMENDMENT OF THE PLAN AND AGREEMENTS.

   The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

31. EMPLOYMENT OR OTHER RELATIONSHIP.

   Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32. GOVERNING LAW.

   This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                                                                     APPENDIX B

                        SPEECHWORKS INTERNATIONAL, INC.

            AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN

   The following constitute the provisions of the Amended and Restated 2000 Employee Stock Purchase Plan (the "Plan") of SpeechWorks International, Inc. (the "Company").

   1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

   2.  Definitions.

      (a) "Board" shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Common Stock" shall mean the Common Stock, $.001 par value, of the Company.

      (d) "Company" shall mean SpeechWorks International, Inc., a Delaware corporation.

      (e) "Compensation" shall mean all compensation that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

      (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

      (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      (i) "Employee" shall mean any person, including an officer, who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

      (j) "Exercise Date" shall mean the last day of each Offering Period of the Plan.

      (k) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

      (l) "Offering Period" shall mean a period of six (6) months commencing on March 1 and September 1 of each calendar year, other than the first Offering Period as set forth in paragraph 4.

      (m) "Plan" shall mean this SpeechWorks International, Inc. Amended and Restated 2000 Employee Stock Purchase Plan.

      (n) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

   3.  Eligibility.

      (a) Any person who has been continuously employed as an Employee for three (3) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

      (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph (b).

   4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on March 1 and September 1 of each year (or at such other time or times as may be determined by the Board of Directors). The initial Offering Period shall commence at a time to be determined by the Board and continue until February 28, 2001. The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period to be affected.

   5.  Participation.

      (a) An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company prior to the applicable Offering Date, unless a later time for filing the Enrollment Form is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Form and their submission may be electronic, as directed by the Company. The Enrollment Form shall set forth the percentage of the participant's Compensation (subject to paragraph 6(a) below) to be paid as Contributions pursuant to the Plan.

      (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Periods to which the Enrollment Form is applicable, unless sooner terminated by the participant as provided in paragraph 10.

   6.  Method of Payment of Contributions.

      (a) A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than 1% and not more than 10% (or such greater percentage as the Board may establish from time to time before an Offering Date) of such participant's Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. A participant may discontinue his or her participation in the Plan as provided in paragraph 10.

      (b) Notwithstanding the foregoing, to the extent necessary to comply with
   Section 423(b)(8) of the Code and paragraph 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time and for so long as the aggregate of all payroll deductions accumulated with respect to the current Offering Period and any other Offering Period ending within the current calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

   7.  Grant of Option.

      (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) 85% of the fair market value of a share of Common Stock on the Offering Date, or (ii) 85% of the fair market value of a share of the Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12 hereof. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b) herein.

      (b) The option price per share of the shares offered in a given Offering Period shall be the lower of (i) 85% of the fair market value of a share of the Common Stock on the Offering Date, or (ii) 85% of the fair market value of a share of the Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date shall be determined by the Board in its discretion based on the closing sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing sale price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

   8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

   9. Delivery. Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form. Any cash remaining in a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period shall be carried forward to the next Exercise Date unless the participant requests a cash payment.

   10.  Withdrawal; Termination of Employment.

      (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

      (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14 hereof, and his or her option will be automatically terminated.

      (c) In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

      (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

   11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

   12.  Stock.

      (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 350,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of stock pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

      (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

   13. Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

   14.  Designation of Beneficiary.

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

      (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

   15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10 hereof.

   16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

   17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

   18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

   In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

   The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

   19. Amendment or Termination. The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18 hereof, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

   20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

   21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

   22. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee or other optionee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee or other optionee.

   23. Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No optionee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company's share register.

   24. Term of Plan. The Plan became effective upon its adoption by the Board of Directors on May 9, 2000 and shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19 hereof.

   25. Applicable Law. This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.

                                                                      APPENDIX C

                         SPEECHWORKS INTERNATIONAL, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 23, 2002

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned, having received notice of the Annual Meeting of Stockholders and the Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Richard J. Westelman and Doron Gorshein, and each of them, as proxies for and in the name(s) of the undersigned with full power to act without the other and with full power of substitution, to attend the Annual Meeting of Stockholders of SpeechWorks International, Inc. (the "Corporation") to be held on Thursday, May 23, 2002, at 10:00 a.m., at The Conference Center, One Financial Center, Boston, Massachusetts 02111, and any adjournments thereof, and there to vote and act upon the matters proposed herein by the Corporation in respect of all shares of common stock of the Corporation which the undersigned is entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the proposals herein is conditioned upon the approval of any other proposal.

         In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall attend the meeting and vote in person.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no other indication is made, the proxy holders shall vote "for" each of the director nominees and "for" proposals 2 and 3.

                           (Please Sign on Other Side)

                         Please date, sign and mail your
                      proxy card back as soon as possible.

                         Annual Meeting of Stockholders
                         SPEECHWORKS INTERNATIONAL, INC.

                                  May 23, 2002

                 Please Detach and Mail in the Envelope Provided

[x] Please mark your votes as in this example.

1.       To elect the nominees listed at right
         to serve as Class II Directors of the       Nominees:    Axel Bichara
         Corporation for the ensuing three                        Richard Burnes
         years (except as marked below):


         [_]      FOR                                [_]      WITHHELD

                  all nominees
         (except as marked below)

         (Instruction: To withhold a vote for an individual nominee, write the name of such nominee in the space provided below. Your shares will be voted for the remaining nominee.)


                         -----------------------------

2. To approve an amendment to the Corporation's 2000 Employee, Director and Consultant Stock Plan increasing from 5,000,000 to 7,000,000 the number of shares of common stock authorized for issuance under such plan.

         [_]  FOR                     [_]  AGAINST                [_]  ABSTAIN


3. To approve an amendment to the Corporation's 2000 Employee Stock Purchase Plan increasing from 200,000 to 350,000 the number of shares of common stock authorized for issuance under such plan.

         [_]  FOR                     [_]  AGAINST                [_]  ABSTAIN

         Whether you plan to attend the Annual Meeting or not, you are urged to complete, sign and date this proxy and return it in the accompanying envelope.

MARK HERE                                MARK HERE IF YOU PLAN TO
FOR ADDRESS          [_]                 ATTEND THE MEETING           [_]
CHANGE AND
NOTE AT LEFT

                                    Dated:                        , 2002
                                           -----------------------


                                    ---------------------------------------
                                           Signature


                                    ---------------------------------------
                                           Signature if held jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.